UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—113.1%
Massachusetts—75.4%
$500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250%		07/01/2027	$565,945
10,000	Brockton, MA GO1	4.750		06/15/2017	10,037
20,000	Dudley, MA GO1	5.600		05/01/2020	20,089
25,000	Dudley, MA GO	5.500		05/01/2017	25,107
95,000	Hanson, MA GO1	4.500		04/15/2022	95,330
10,000	Lynn, MA Hsg. Authority & Neighborhood Devel.[1]	6.000		10/01/2030	10,375
10,000	Lynn, MA Water & Sewer Commission	5.000		12/01/2032	10,036
750,000	MA Devel. Finance Agency (Berkshire Retirement Community-Lenox)[1]	5.000		07/01/2031	899,985
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000		10/01/2040	281,537
500,000	MA Devel. Finance Agency (Dexter Southfield)[1]	5.000		05/01/2041	584,280
800,000	MA Devel. Finance Agency (Emerson College)[1]	5.500		01/01/2030	902,664
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500		01/01/2035	250,377
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000		01/01/2024	20,034
500,000	MA Devel. Finance Agency ( Foxborough Regional Charter School)[1]	7.000		07/01/2042	575,790
100,000	MA Devel. Finance Agency ( Lasell College)[1]	6.000		07/01/2041	117,081
1,000,000	MA Devel. Finance Agency ( Lasell College)[1]	6.000		07/01/2031	1,189,000
374,433	MA Devel. Finance Agency (Linden Ponds)	0.000	[2]	11/15/2056	2,123
75,280	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	72,222
1,418,083	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	1,447,537
415,000	MA Devel. Finance Agency (Loomis Communities)[1]	6.000		01/01/2033	483,923
70,000	MA Devel. Finance Agency (MA Hsg. Partnership Fund Board/Robert L. Fortes House Obligated Group)[1]	5.100		09/15/2023	70,173
500,000	MA Devel. Finance Agency (Mount Holyoke College)[1]	5.000		07/01/2041	579,465
650,000	MA Devel. Finance Agency (Northeastern University)[1]	5.000		10/01/2029	773,311
750,000	MA Devel. Finance Agency (Olin College)[1]	5.000		11/01/2038	906,780
585,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125		06/01/2031	585,515
1,000,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000		07/01/2041	1,174,940
585,000	MA Devel. Finance Agency (Plantation Apartments)[1]	5.000		12/15/2024	586,258
500,000	MA Devel. Finance Agency ( Sabis International Charter School)[1]	5.000		04/15/2040	569,855
500,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000		09/01/2032	565,490
500,000	MA Devel. Finance Agency ( Southcoast Health System/ Southcoast Hospitals Group Obligated Group)[1]	5.000		07/01/2037	587,740
205,000	MA Devel. Finance Agency ( Symmes Life Care)[1]	5.000		03/01/2035	205,650
1,000,000	MA Devel. Finance Agency (TCHC/TCMCC Obligated Group)[1]	5.000		10/01/2034	1,240,900
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[1]	7.250		01/01/2032	1,233,970
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	1,009,020
570,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250		10/01/2037	596,801
2,170,000	MA Educational Financing Authority, Series H1,3	6.350		01/01/2030	2,279,932
500,000	MA H&EFA ( Baystate Medical Center)[1]	5.500		07/01/2028	562,750
120,000	MA H&EFA (Beverly Hospital Corp.)[1,3]	5.250		07/01/2023	120,443
1,080,000	MA H&EFA (Catholic Health East)[1]	6.250		11/15/2032	1,241,946

1      OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$500,000	MA H&EFA (Children’s Hospital)[1]	5.250%	12/01/2039	$565,810
500,000	MA H&EFA (Covenant Health System/ Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000	07/01/2031	532,355
400,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	401,048
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	25,440
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,356,028
220,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1,3]	5.000	07/01/2018	220,889
30,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	30,085
145,000	MA H&EFA (South Shore Hospital)[1,3]	6.500	07/01/2022	150,484
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	576,015
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	572,500
1,300,000	MA HFA (Multifamily Hsg.)[1]	5.125	12/01/2053	1,419,808
35,000	MA HFA (Single Family Hsg.)[1]	5.000	12/01/2037	35,242
45,000	MA HFA, Series A1	5.200	12/01/2033	48,536
300,000	MA HFA, Series A1	5.100	12/01/2030	312,570
35,000	MA HFA, Series A1	5.200	12/01/2037	36,181
95,000	MA HFA, Series A1	5.100	12/01/2027	97,675
120,000	MA HFA, Series B1	5.500	06/01/2041	129,239
300,000	MA HFA, Series B1	5.250	12/01/2030	322,305
410,000	MA HFA, Series C1,3	5.000	12/01/2030	436,584
20,000	MA HFA, Series C1	5.125	12/01/2039	21,127
480,000	MA HFA, Series C1	5.300	12/01/2037	487,800
750,000	MA HFA, Series E1	5.000	12/01/2043	840,592
235,000	MA HFA, Series F1	5.700	06/01/2040	249,441
25,000	MA HFA, Series H1	5.000	06/01/2034	25,131
600,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.750	09/01/2018	601,038
190,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	190,234
1,130,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	1,134,735
120,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	120,503
30,000	MA Port Authority (Delta Air Lines)[1]	5.200	01/01/2020	30,126
675,000	MA Port Authority Facilities[1]	5.000	07/01/2037	786,928
1,000,000	MA Port Authority Facilities[1]	5.000	07/01/2039	1,186,690
500,000	MA Port Authority Facilities[1]	5.125	07/01/2041	573,005
10,000	MA Water Pollution Abatement Trust	5.125	02/01/2031	10,039
100,000	Masconomet, MA Regional School District[1]	5.000	03/15/2023	100,401
500,000	Monson, MA GO1	5.000	11/01/2016	502,020
760,000	Pembroke, MA GO1	5.000	08/01/2020	762,994
5,000	Tauton, MA GO1	5.000	03/01/2019	5,020
195,000	Wareham, MA Fire District[1]	5.300	07/15/2019	195,809
195,000	Wareham, MA Fire District	5.300	07/15/2018	195,796
185,000	Wareham, MA Fire District[1]	5.250	07/15/2016	185,398
15,000	Worcester, MA GO	5.500	08/15/2016	15,067
				37,943,099

2 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions—37.7%
$500,000	Guam Government Business Privilege[1]	5.250%		01/01/2036	$575,830
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	929,280
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	151,599
125,000	Guam Power Authority, Series A1	5.000		10/01/2030	150,768
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	1,003,980
1,235,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,231,888
2,775,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,775,139
1,010,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,010,050
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.098	[2]	05/15/2055	463,080
15,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.863	[2]	05/15/2050	1,363,800
1,500,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	984,510
750,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	492,240
500,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	328,725
27,685	Puerto Rico Electric Power Authority	10.000		07/01/2019	21,684
27,684	Puerto Rico Electric Power Authority	10.000		07/01/2019	21,683
20,763	Puerto Rico Electric Power Authority	10.000		01/01/2021	16,237
20,763	Puerto Rico Electric Power Authority	10.000		07/01/2021	16,237
6,921	Puerto Rico Electric Power Authority	10.000		07/01/2022	5,411
6,922	Puerto Rico Electric Power Authority	10.000		01/01/2022	5,411
750,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2042	498,195
165,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250		07/01/2027	109,590
500,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	332,070
730,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2026	484,837
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	154,965
1,770,000	Puerto Rico Infrastructure ( Mepsi Campus)[1]	6.500		10/01/2037	901,036
655,000	Puerto Rico Infrastructure ( Mepsi Campus)[1]	6.250		10/01/2024	337,102
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	92,886
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	94,191
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	92,461
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	73,279
1,665,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	1,022,110
500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	310,310
1,000,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	612,640
800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	377,064
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	480,960
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.158	[2]	08/01/2034	115,990
500,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	352,290
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[5]	08/01/2032	440,750
500,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	569,375

					18,999,653
Total Investments, at Value (Cost $59,316,273)—113.1%					56,942,752
Net Other Assets (Liabilities)—(13.1)					(6,582,653)
Net Assets—100.0%					$50,360,099

3 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
TCHC	The Children’s Hospital Corporation
TCMCC	The Children’s Medical Center Corporation
V.I.	United States Virgin Islands
VOA	Volunteers of America

4 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time

5 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

6 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

7 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$ —	$37,943,099	$—	$37,943,099
U.S. Possessions	—	18,999,653	—	18,999,653
Total Assets	$ —	$56,942,752	$—	$56,942,752

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

8 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

4. Investments and Risks (Continued)

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$705,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $1,424,692, representing 2.83% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

9 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$59,351,560

Gross unrealized appreciation	$3,704,932
Gross unrealized depreciation	(6,113,740)

Net unrealized depreciation	$(2,408,808)

10 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016